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                                                                  EXHIBIT 23.4


                       CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated May 8, 1996 with respect to the financial statements and schedule of Corvel Corporation included in the post effective amendment No. 1 to the Form S-8 Registration Statement (No. 33-31914) and related Prospectus of Michael Foods, Inc.

                                              /s/ Ernst & Young LLP
                                              ---------------------
Orange County, California
March 21, 1997